Income Taxes - Schedule of Components of Deferred Taxes (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Deferred tax assets:
Allowance for credit losses	¥ 33,941	$ 4,854	¥ 3,870
Net operating losses carried forward	3,347	478	3,635
Total deferred tax assets	37,288	5,332	7,505
Deferred tax liabilities
Intangible assets acquired through acquisition			58,400
Total deferred tax liabilities			¥ 58,400